Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for Structured Asset Securities
Corporation, Mortgage Pass-Through Certificates, Series 2004-20) as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class
1-A1
Citibank
25,000,000
100%
3800 Citibank Center B3-15
Tampa, FL 33610

1-A2
D Lerner
578,000
31%
477 Jericho Turnpike
Syosset, NY 11791

Southwest
350,000
19%
1201 Elm Street, Suite 3700
Dallas, TX 75270

H&R Block
250,000
13%
751 Griswold Street
Detroit, MI 48226

JA Glynn
450,000
24%
51 Mercedes Way
Edgewood, NY 11717

RBC Dain
100,000
5%
510 Marquette Avenue South
Minneapolis, MN 55402

1A-3
The Bank of New York
25,000,000
36%
One Wall Street
New York, NY 10286

LHMNGV/LBI
10,832,000
15%
70 Hudson Street
Jersey City, NJ 07302

Citibank
30,000,000
43%
3800 Citibank Center B3-15
Tampa, FL 33610

1A-4
JP Morgan CBNA
19,082,000
100%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254

1A-5
Citibank
2,990,000
100%
3800 Citibank Center B3-15
Tampa, FL 33610

2-A1
The Bank of New York
20,000,000
30%
One Wall Street
New York, NY 10286

SSB&T CO
21,149,000
32%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Wells Fargo Bank NA
25,000,000
37%
733 Marquette Avenue
Minneapolis, MN 55479

3-A1
Bank One RET
85,783,000
100%
340 South Cleveland, Bldg 350
Columbus, OH 43240

4-A1
Brown Brothers
13,545,000
11%
525 Washington Blvd.
New Port Towers
Jersey City, NY 07302
JP Morgan CBNA
13,843,000
11%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254

SSB&T CO
51,655,000
44%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Citibank
20,000,000
17%
3800 Citibank Center B3-15
Tampa, FL 33610

Mellon Trust
5,985,000
5%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259
5-A1
The Bank of New York
4,500,000
13%
One Wall Street
New York, NY 10286

WACHO BK NA
4,350,000
13%
40 Broad Street, Fifth Floor
New York, NY 10004
JP Morgan CBNA
5,000,000
15%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254

SSB&T CO
3,500,000
10%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

COMERICA
2,000,000
6%
411 West LaFayette
Mail Code 3404
Detroit, MI 48226

Mellon Trust
3,050,000
9%
525 William Penn Place, Su ite 3418
Pittsburgh, PA 15259

Wells Fargo Bank NA
5,812,000
17%
733 Marquette Avenue
Minneapolis, MN 55479

5-A2
Wells Fargo Bank NA
25,000,000
100%
733 Marquette Avenue
Minneapolis, MN 55479

5-A3
LHMNGV/LBI
1,015,000
100%
70 Hudson Street
Jersey City, NJ 07302

6-A1
The Bank of New York
16,000,000
90%
One Wall Street
New York, NY 10286

Northern Trust
1,691,000
10%
801 S. Canal C-IN
Chicago, IL 60607

7-A1
LHMNGV/LBI
34,590,000
100%
70 Hudson Street
Jersey City, NJ 07302

8-A1
Morgan Stanley
100,000,000
100%
One Pierrepont Plaza , Seventh Floor
Brooklyn, NY 11201

8-A2
US Bank NA
5,906,000
100%
1555 N. Rivercenter Drive, Suite 0300
Milwaukee, WI 53212

8-A3
LHMNGV/LBI
62,109,000
96%
70 Hudson Street
Jersey City, NJ 07302

8-A4
IBT/IN CUS
50,000,000
87%
200 Clarendon Street, Ninth Floor
Corporate Actions Unit/TOP57
Boston, MA 02116
Mellon SK
7,734,000
13%
500 Grant Street
151-0440
Pittsburg, PA 15259-0001

8-A5
LHMNGV/LBI
57,734,000
100%
70 Hudson Street
Jersey City, NJ 07302

8-A6
Deseret Trust
9,664,000
100%
Gateway Tower East
10 East South Temple , Suite 470
Salt Lake City, UT 84133

8-A7
LHMNGV/LBI
29,044,000
100%
70 Hudson Street
Jersey City, NJ 07302
AP
LHMNGV/LBI
2,739,554
100%
70 Hudson Street
Jersey City, NJ 07302
AX 1,8
LHMNGV/LBI
5,669,842
100%
70 Hudson Street
Jersey City, NJ 07302

AX 2-7
LHMNGV/LBI
3,234,483
100%
70 Hudson Street
Jersey City, NJ 07302

PAX 1,8
LHMNGV/LBI
2,355,098
100%
70 Hudson Street
Jersey City, NJ 07302
PAX 2-7
LHMNGV/LBI
1,561,430
100%
70 Hudson Street
Jersey City, NJ 07302
B1
LHMNGV/LBI
18,342,000
100%
70 Hudson Street
Jersey City, NJ 07302

B2
SSB&T CO
4,785,000
100%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

B3
The Bank of New York
2,791,000
100%
One Wall Street
New York, NY 10286